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


Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations

Previous Due Period Ending                           Nov 30, 1999
Current Due Period Ending                            Dec 31, 1999
Prior Distribution Date                              Dec 14, 1999
Distribution Date                                    Jan 14, 2000

Beginning Trust Principal Receivables            4,065,059,019.44
Average Principal Receivables                    4,064,874,379.69
FC&A Collections (Includes Recoveries)              65,094,498.75
Principal Collections                              119,569,970.57
Additional Balances                                 55,610,268.46
Net Principal Collections                           63,959,702.11
Defaulted Amount                                    29,718,113.69
Miscellaneous Payments                                       0.00
Principal Recoveries                                 3,449,491.00

Beginning Participation Invested Amount            420,227,822.44
Beginning Participation Unpaid Principal           420,227,822.44
Balance
Ending Participation Invested Amount               410,543,384.29
Ending Participation Unpaid Principal              410,543,384.29
Balance

Accelerated Amortization Date                        Jul 31, 2001
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month                      0
OC Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  420,227,822.44
Numerator for Fixed Allocation                     431,838,321.94
Denominator - Max(Sum of Numerators,             4,064,874,379.69
Principal Receivables)
Applicable Allocation Percentage                         10.3380%
Investor FC&A Collections                            6,729,487.04

Series Participation Interest Default
Amount
Numerator for Floating Allocation                  420,227,822.44
Denominator - Max(Sum of Numerators,             4,064,874,379.69
Principal Receivables)
Floating Allocation Percentage                           10.3380%
Series Participation Interest Default                3,072,266.70
Amount


Principal Allocation Components
Numerator for Floating Allocation                  420,227,822.44
Numerator for Fixed Allocation                     431,838,321.94
Denominator - Max(Sum of Numerators,             4,064,874,379.69
Principal Receivables)


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


Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                    7.0472%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                7.0000%
(c) Rate Sufficient to Cover Interest,                    7.0472%
Yield and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           420,227,822.44
Principal Balance
(e) Actual days in the Interest Period                         31
Series Participation Monthly Interest,               2,550,130.52
[a*d*e]

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest                       0.00
Interest Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,            9,684,438.15
[a+m+n]

(a) Investor Principal Collections,                  6,612,171.45
[Max(b,h) or e]
(b) prior to Accelerated Amort. Date or not          6,612,171.45
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       10.3380%
(d) Net Principal Collections                       63,959,702.11
(e) after Accelerated Amort Date or Early           12,702,703.85
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          10.6237%
(g) Collections of Principal
                                                   119,569,970.57

(h) Minimum Principal Amount, [Min(i,l)]             4,491,834.10
(i)  Floating Allocation Percentage of              12,361,176.18
Principal Collections
(j)  1.8% of the Series Participation                7,564,100.80
Interest Invested Amount
(k) Series Participation Interest Net                3,072,266.70
Default Payment Amount
(l)  the excess of (j) over (k)                      4,491,834.10

(m) Series Participation Interest Net                3,072,266.70
Default Payment Amount

(n) Optional Repurchase Amount (principal                    0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                  6,729,487.04
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of                      0.00
other than HFC
Series Participation Interest Monthly                2,550,130.52
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                       0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default                3,072,266.70
Amount [Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                     0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   700,379.70
Excess [Sec. 4.11(a)(vi)]                              406,710.12

Series Participation Investor Charge Off                     0.00
[Sec. 4.12(a)]

Seller's Interest
                                                   914,467,191.98

Seller's Interest Percentage                               23.03%
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


Series 1996-2 Owner Trust Calculations

Due Period Ending        Dec 31, 1999
Payment Date             Jan 18, 2000


Calculation of Interest Expense


Index (LIBOR)                     6.462500%

Accrual end date,              Jan 18, 2000
accrual beginning date         Dec 15, 1999
and days in Interest Period              34

                 Class A-1    Class A-2    Class A-3      Class B   Certificate     Overcoll
                                                                                      Amount
Beginning      218,428,501   45,327,454   58,915,100   42,837,184    18,910,252   35,809,331
Unpaid
Principal
Balance

Previously            0.00         0.00         0.00         0.00          0.00
unpaid
interest/yield

Spread to            0.17%        0.32%        0.42%        0.65%         1.00%
index

Rate (capped     6.632500%    6.782500%    6.882500%    7.112500%     7.462500%
at 13%, 15%,
15%, 15%, 16%)

Interest/Yield   1,368,242      290,354      382,956      287,753       133,278
Payable on the
Principal
Balance

Interest on           0.00         0.00         0.00         0.00          0.00
previously
unpaid
interest/yield

Interest/Yield   1,368,242      290,354      382,956      287,753       133,278
Due

Interest/Yield   1,368,242      290,354      382,956      287,753       133,278
Paid


Summary



Beginning      218,428,501   45,327,454   58,915,100   42,837,184    18,910,252   35,809,331
Security
Balance

Beginning      218,428,501   45,327,454   58,915,100   42,837,184    18,910,252
Adjusted
Balance

Principal Paid   5,033,489    1,044,602    1,357,739      987,212      435,800       913,144

Ending         213,395,012   44,282,852   57,557,361   41,849,972    18,474,452   34,983,735
Security
Balance

Ending         213,395,012   44,282,852   57,557,361   41,849,972    18,474,452
Adjusted
Balance

Ending                                                                  4.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount

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


Targeted
Balance        213,482,560   44,282,852   57,557,361   41,849,972    18,474,452

Minimum
Adjusted                     18,800,000   24,500,000   17,800,000     7,900,000   14,800,000
Balance

Certificate
Minimum                                                              12,441,107
Balance

Ending OC
Amount as                                                                         29,887,012
Holdback
Amount

Ending OC
Amount as                                                                          5,096,723
Accelerated
Prin Pmts


Beginning Net         0.00         0.00         0.00         0.00          0.00         0.00
Charge offs

Reversals             0.00         0.00         0.00         0.00          0.00         0.00

Charge offs           0.00         0.00         0.00         0.00          0.00         0.00

Ending Net            0.00         0.00         0.00         0.00          0.00         0.00
Charge Offs


Interest/Yield  $1.7232270   $5.5580747   $5.6400049   $5.8284956    $3.6132375
Paid per $1000

Principal Paid  $6.3394068  $19.9962144  $19.9961541  $19.9961971   $11.8147731
per $1000

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


Series 1996-2  Owner Trust Calculations
Due Period                                         December 1999
Payment Date                                        Jan 18, 2000
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,684,438.15
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          87,547.46

Series Participation Interest Monthly Interest      2,550,130.52

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,368,242.20
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           290,353.82
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           382,956.33
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             287,752.83
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        133,277.88
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      4,945,941.52
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,044,602.24
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,357,738.86
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           987,212.25
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       435,799.72
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           913,143.56
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            87,547.46
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated                 (0.00)
Certificate - Sec. 3.05(a)(vii)



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

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       913,143.56
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           87,547.46
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       825,596.10
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,358.00

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